TO THE SHAREHOLDERS

The past six months were difficult for fixed-income securities, including municipal bonds. The continued strong pace of the US economic expansion -- which in February became the longest in US history -- has caused the Federal Reserve Board to act on its concern that the increasing demand for goods and services would exceed the economy's ability to deliver them. The Federal Reserve Board feared that this could produce an imbalance that could ignite inflation. In an attempt to slow the economy and ease inflationary pressures, the Federal Reserve Board raised the federal funds rate three times during this six-month period.

As short-term interest rates moved higher, and the economy showed no signs of slowing in response, long-term rates increased significantly, and bond prices fell accordingly. Municipal bonds, however, fared better than did other fixed-income securities because of an accompanying slowdown in new-issue supply, which provided some price support for the municipal market.

During the first quarter of 2000, notwithstanding the increases in short-term rates, the long-term interest-rate environment improved. This was primarily the result of investors looking for alternatives to the equity markets, which had become increasingly volatile during this time.

As yet, it seems that the Federal Reserve Board's actions have not slowed the economy -- indeed the consumer price index for March indicated a significant increase in consumer prices. However, we believe that the Federal Reserve Board's actions will ultimately be successful in keeping inflation at bay. Such economic cooling should eventually place downward pressure on interest rates, which could be positive for fixed-income securities over the long term.

In addition to our expectation that the interest-rate environment will stabilize, we believe that municipal bonds have unique characteristics that could allow them to deliver positive performance. First, we anticipate that Pennsylvania municipal new issuance will remain lower in 2000 than in 1999, which would create a favorable supply and demand environment. Second, continued uncertainty in the stock market may prompt investors to consider a wider range of securities for their portfolios, and municipal bonds, which currently offer many investors after-tax yield advantages over taxable bonds, may be an attractive choice. Finally, we believe that recent shifts in the way business is conducted in the municipal marketplace bode well for the long-term success of the industry.

We appreciate your confidence in Seligman Pennsylvania Municipal Fund and look forward to serving your investment needs for many years to come. A discussion with your Portfolio Manager, as well as the Fund's portfolio of investments, financial statements, and performance history, follows this letter.

By order of the Trustees,

/s/ William C. Morris
--------------------
William C. Morris
Chairman

/s/ Brian T. Zino
-----------------
Brian T. Zino
President

May 5, 2000

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
Thomas G. Moles


Q: What economic and market factors influenced Seligman Pennsylvania Municipal Fund during the past six months?

A: The primary factor affecting all fixed-income securities, including municipal bonds, was the strong economy and the Federal Reserve Board's response to the continued robust pace of growth. Beginning in 1999, a number of economic indicators, particularly those related to employment costs and consumer spending, heightened the Federal Reserve Board's concern. At the same time, oil prices were on the rise, which exacerbated inflation worries.

    Since June 1999, in an attempt to prevent a resurgence in the rate of inflation, the Federal Reserve Board has raised the federal funds rate five times for a total of 125 additional basis points. This increase in short-term rates pushed long-term yields higher, and bond prices lower. However, during the first fiscal quarter of 2000, bonds rallied as equity investors sought stability in the face of volatile equity markets.

    Another factor that influenced municipal bond performance was the balance between supply and demand. Throughout 1999, a combination of rising municipal bond yields and strong equity market returns pushed demand for municipal bonds considerably lower. However, weak demand was accompanied by a slowdown in new municipal issuances. Such issuances were down 21% in 1999 from 1998. Through March 31, 2000, issuances were down 32% versus the same period last year.

    This slowdown in supply helped to stabilize the municipal market during periods of Treasury market volatility. Over the past six months, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, fluctuated within a narrow trading range of approximately 38 basis points. In contrast, 10-year US Treasury note yields fluctuated within a much wider range of 90 basis points. On March 31, 2000, long-term municipal yields were nearly unchanged from those at the Fund's fiscal year end on September 30, 1999.

    The financial condition of the nation's states, cities, and municipalities continues to improve. Credit- rating upgrades outnumbered downgrades by a ratio of seven to one for calendar year 1999, and the first quarter of 2000 represented the 18th consecutive quarter in


A TEAM APPROACH

Seligman Pennsylvania Municipal Fund is managed by the Seligman Municipals Team, headed by Thomas G. Moles. Mr.Moles is assisted in the management of the Fund by a group of seasoned professionals who are responsible for research and trading consistent with the Fund's investment objective.

[PHOTO}

Seligman Municipals Team: (standing, from left) Audrey Kuchtyak, Theresa Barion, Debra McGuinness, (seated) Eileen Comerford, Thomas G. Moles (Portfolio Manager)

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
Thomas G. Moles



    which upgrades exceeded downgrades. An exception to this positive news has been the healthcare sector, which remains under pressure due to merger activity, government cutbacks, and the growth of managed care.

Q: Did the municipal market suffer any negative effects from the Year 2000 computer issue?

A: Through the coordinated efforts of governments, businesses, and individuals, the municipal bond market entered the new millennium uneventfully. The resources expended to prevent computer glitches may have contributed to the strong economic reports released over the past six months.

Q:  What was your investment strategy?

A: Over the past six months, long-term municipal yields rose to levels not seen in nearly two-and-one-half years. While such a rising-rate environment is unfavorable for bonds, it provided the Fund with buying opportunities to lock in higher yields for the long term and to reduce positions in shorter-term and lower-yielding securities.

    The higher yields that were available also facilitated our ongoing efforts to improve call protection for the Fund. Many of the Fund's older, higher-coupon bonds are at or near their optional call dates. (Callable bonds can be redeemed by the issuer, prior to maturity on predetermined dates and at specified prices.) Issuers generally call bonds when interest rates have declined sufficiently to allow them to refinance outstanding debt at lower rates. Callable bonds thus pose a potential risk to the Fund's dividend distributions because the proceeds from a called bond must be reinvested at prevailing, typically lower, yields. By selectively selling short-call positions and reinvesting the proceeds when higher yields are available, we hope to protect the Fund's future dividend distributions.

    We believe that as a result of these actions the Fund is better positioned for the long term. However, during periods of rising interest rates, the Fund's net asset value declined more than it would have had we chosen to retain short-term defensive holdings, which are less sensitive to changes in interest rates.

    As a result of the ongoing difficulties in the healthcare sector, we have been particularly diligent in staying abreast of the current financial status of our hospital credits. We have sold a number of declining credits and have replaced them with securities showing greater stability.

Q:  What is your outlook?

A: Municipal investment returns for the first quarter of 2000 have been positive, with the municipal market outperforming the Treasury, agency, and corporate sectors. We are optimistic that long-term municipal yields have peaked and expect that the recent downward trend in yields will continue. However, until the Federal Reserve Board appears satisfied that economic growth has slowed to an acceptable rate, the bond markets may find it difficult to sustain a prolonged rally.

    Equity market volatility may continue over the near term, prompting some investors to seek more stable alternatives for at least a portion of their investment assets. We are optimistic that the municipal market's record of safety and stability will spark renewed interest in municipal bonds. In addition, for many investors, municipal securities currently offer after-tax yield advantages relative to taxable bonds.

    We are also encouraged by several long-term developments in the municipal market, including improved disclosure, greater price transparency, and the emergence of Internet underwriters and secondary market makers. An open, accessible municipal market benefits all participants by encouraging informed decision-making and, in our opinion, is essential for the long-term viability of the municipal industry.

PERFORMANCE OVERVIEW AND PORTFOLIO SUMMARY

Investment Results Per Share

TOTAL RETURNS
For Periods Ended March 31, 2000

                                                                                 AVERAGE ANNUAL
                                                                    ------------------------------------------
                                                         CLASS C                                     CLASS D
                                                          SINCE                                       SINCE
                                              SIX       INCEPTION      ONE       FIVE       10      INCEPTION
                                            MONTHS*      5/27/99*     YEAR       YEARS     YEARS     2/1/94
                                         -------------------------   -------    -------   ------- ------------
Class A**
With Sales Charge                            (2.88)%      n/a          (6.86)%   4.19%      5.94%      n/a
Without Sales Charge                          1.92        n/a          (2.19)    5.20       6.47       n/a
Class C**

With Sales Charge and CDSC                   (0.64)       (4.40)%     n/a        n/a        n/a        n/a
Without Sales Charge and CDSC                 1.40        (2.49)      n/a        n/a        n/a        n/a
Class D**

With 1% CDSC                                  0.42        n/a          (3.86)    n/a        n/a        n/a
Without CDSC                                  1.40        n/a          (2.94)    4.35       n/a        3.14%

Lehman Brothers
  Municipal Bond Index***                     2.13         0.26+       (0.08)    6.08       7.15       4.97++

NET ASSET VALUE                                            DIVIDEND, CAPITAL GAIN, AND YIELD INFORMATION
                                                           For Periods Ended March 31, 2000

             3/31/00       9/30/99        3/31/99                     DIVIDENDS 0      CAPITAL GAIN 0      SEC YIELD 00
             --------      --------      --------                     -----------     --------------        ----------
Class A       $7.41         $7.49         $7.98          Class A        $0.172            $0.049              4.35%
Class C        7.40          7.49           n/a          Class C         0.144             0.049              3.79
Class D        7.40          7.49          7.97          Class D         0.144             0.049              3.83

HOLDINGS BY MARKET SECTOR++                                MOODY'S/S&P RATINGS++

Revenue Bonds                      85%                     Aaa/AAA                 80%     A/A                    4%
General Obligation Bonds++++       15                      Aa/AA                   14      Baa/BBB                2

WEIGHTED AVERAGE MATURITY  22.8 years

------------------
   *  Returns for periods of less than one year are not annualized.

 ** Return figures reflect any change in price and assume all distributions within the period are invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% contingent deferred sales charge ("CDSC") that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase. A portion of the Fund's income may be subject to applicable state and local taxes, and any amount may be subject to the federal alternative minimum tax.

 *** The Lehman Brothers Municipal Bond Index is an unmanaged index that does not include any fees or sales charges. It is composed of approximately
      60% revenue bonds and 40% state government obligations. Investors cannot invest directly in an index.
   +  From 5/31/99.
  ++  From 1/31/94.
   0 Represents per share amount paid or declared for the six months ended March 31, 2000.
  00 Current yield, representing the annualized yield for the 30-day period ended March 31, 2000, has been computed in accordance with SEC regulations and will vary.
   ++ Percentages based on market values of long-term holdings at March 31,2000.

  ++++Includes pre-refunded and escrowed-to-maturity securities.

PORTFOLIO OF INVESTMENTS
March 31, 2000

   FACE                                                                                        RATINGS+        MARKET
   AMOUNT                                  MUNICIPAL BONDS                                    MOODY'S/S&P       VALUE
 ----------                               ----------------                                   ------------   -----------
 $1,000,000    Berks County Municipal Authority, PA Hospital Rev. (The Reading
                  Hospital & Medical Center Project), 5.70%  due 10/1/2014 .............           Aaa/AAA   $1,021,610

  1,000,000    Berks County Municipal Authority, PA Hospital Rev. (The Reading
                  Hospital & Medical Center Project), 6.10%  due 10/1/2023 .............           Aaa/AAA    1,006,920

  1,000,000    Berks County Municipal Authority, PA Hospital Rev. (The Reading
                  Hospital & Medical Center Project), 6% due 11/1/2029..................           Aaa/AAA    1,014,110

  1,000,000    Bucks County, PA GOs, 5% due 5/1/2017 ...................................           Aa2/AA       930,350

  1,000,000    Delaware County Authority, PA (Haverford College Rev.),
                  5-1/2% due 11/15/2023 ................................................           Aaa/AAA      959,120

  1,000,000    Delaware County Industrial Development Authority, PA (Philadelphia
                  Suburban Water Company), 6.35% due 8/15/2025* ........................           Aaa/AAA    1,023,860

  1,000,000    Delaware River Port Authority Rev. (Pennsylvania and New Jersey
                  Port District Project), 5-5/8% due 1/1/2026...........................           Aaa/AAA      985,850

  1,000,000    Delaware Valley, PA Regional Finance Authority Local Government Rev.,
                  7-3/4% due 7/1/2027 ..................................................           Aaa/AAA    1,262,020

  1,300,000    Lehigh County, PA Industrial Development Authority Pollution Control Rev.
                  (Pennsylvania Power & Light Company Project), 6.15% due 8/1/2029 .....           Aaa/AAA    1,319,539

  1,250,000    Montgomery County, PA GOs, 5.45% due 9/15/2022 ..........................           Aaa/NR     1,201,488

    500,000    Montgomery County, PA Industrial Development Authority Pollution
                  Control Rev. (Philadelphia Electric Co.), 7.60% due 4/1/2021* ........           Baa1/A       520,315

  2,000,000    Pennsylvania Higher Education Assistance Agency Student Loan Rev.,
                  6.40% due 3/1/2022* ..................................................           Aaa/AAA    2,032,060

  1,000,000    Pennsylvania Higher Educational Facilities Authority College & University
                  Rev. (University of Pennsylvania), 5.90% due 9/1/2014 ................           Aa3/AA     1,022,310

  1,250,000    Pennsylvania Higher Educational Facilities Authority Rev. (Temple University),
                  5% due 4/1/2029 ......................................................           Aaa/AAA    1,091,525

  1,350,000    Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University),
                  5-3/4% due 5/1/2022 ..................................................           Aaa/AAA    1,343,236

  1,000,000    Pennsylvania Housing Finance Agency (Single Family Mortgage Rev.),
                  6-1/4% due 4/1/2031* .................................................           Aa2/AA+    1,013,720

------------------
+ Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See notes to financial statements.

March 31, 2000


    FACE                                                                                       RATINGS+        MARKET
   AMOUNT                                  MUNICIPAL BONDS                                    MOODY'S/S&P       VALUE
 ----------                               ----------------                                   ------------   -----------
 $1,250,000    Pennsylvania Intergovernmental Co-Op Authority Special Tax Rev.
                  (Philadelphia Funding Program), 5% due 6/15/2021 .....................       Aaa/AAA       $1,120,350

  1,000,000    Pennsylvania State GOs, 5% due 3/1/2017 .................................       Aa3/AA           925,630

  1,000,000    Pennsylvania State Turnpike Commission Rev., 6% due 12/1/2017 ...........       Aaa/AAA        1,016,960

  1,300,000    Philadelphia, PA Airport Rev., 6.10% due 6/15/2025* .....................       Aaa/AAA        1,305,109

  1,000,000    Philadelphia, PA Parking Authority Airport Parking Rev., 5-1/2% due 9/1/2018    Aaa/AAA          979,550

    450,000    Philadelphia Redevelopment Authority, PA (Home Mortgage Rev.),

                  9% due 6/1/2017++ ....................................................       NR/AA            460,206
                                                                                                            -----------
TOTAL MUNICIPAL BONDS (Cost $23,590,067) -- 95.3% ......................................................      23,555,838

VARIABLE RATE DEMAND NOTES (COST $800,000) -- 3.2% .....................................................         800,000

OTHER ASSETS LESS LIABILITIES -- 1.5% ..................................................................         369,137
                                                                                                             -----------
NET ASSETS -- 100.0% ...................................................................................     $24,724,975
                                                                                                             ===========

------------------
 + Ratings have not been audited by Deloitte & Touche LLP.
++ Escrowed-to-maturity security.
 * Interest income earned from this security is subject to the federal alternative minimum tax.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2000


ASSETS:
Investments, at value:
   Long-term holdings (Cost $23,590,067)..........  $23,555,838
   Short-term holdings (Cost $800,000)............      800,000    $24,355,838
                                                    -----------
Cash .............................................                     111,630
Interest receivable............................................        386,571
Expenses prepaid to shareholder service agent..................          2,990
Other..........................................................          8,812
                                                                   -----------
Total Assets...................................................     24,865,841
                                                                   -----------

LIABILITIES:
Dividends payable .............................................         44,295
Payable for Shares of Beneficial Interest repurchased..........          5,272
Accrued expenses and other.....................................         91,299
                                                                   -----------
Total Liabilities .............................................        140,866
                                                                   -----------
Net Assets ....................................................    $24,724,975
                                                                   ===========
COMPOSITION OF NET ASSETS:
Shares of Beneficial Interest, at par ($.001 par value;
  unlimited shares authorized; 3,338,470 shares outstanding):
   Class A....................................................     $     3,239
   Class C....................................................              23
   Class D ...................................................              76
Additional paid-in capital ...................................      24,822,790
Dividends in excess of net investment income .................          (5,430)
Accumulated net realized loss ................................         (61,494)
Net unrealized depreciation of investments....................         (34,229)
                                                                   -----------
Net Assets....................................................     $24,724,975
                                                                   ===========

NET ASSET VALUE PER SHARE:
Class A ($23,991,912 / 3,239,396 shares) .....................           $7.41
                                                                         =====
Class C ($172,025 / 23,250 shares)............................           $7.40
                                                                         =====
Class D ($561,038 / 75,824 shares)............................           $7.40
                                                                         =====
------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
For the Six Months Ended March 31, 2000

INVESTMENT INCOME:
Interest......................................................        $746,461

EXPENSES:

Management fee.......................................  $63,246
Distribution and service fees .......................   35,210
Shareholder account services.........................   21,188
Auditing and legal fees .............................   19,223
Trustees' fees and expenses..........................    8,103
Shareholder reports and communications...............    6,293
Custody and related services ........................    5,060
Registration ........................................    4,625
Miscellaneous .......................................      707
                                                       -------
Total Expenses................................................         163,655
                                                                      --------
Net Investment Income.........................................         582,806

NET REALIZED AND UNREALIZED
 LOSS ON INVESTMENTS:
Net realized loss on investments.....................  (58,798)
Net change in unrealized appreciation of investments.  (90,261)
                                                       -------
Net Loss on Investments.......................................        (149,059)
                                                                      --------
Increase in Net Assets from Operations........................        $433,747
                                                                      ========
------------------
See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   SIX MONTHS      YEAR
                                                                                      ENDED        ENDED
OPERATIONS:                                                                          3/31/00      9/30/99
                                                                                     --------    ----------
Net investment income ......................................................        $582,806     $1,204,620
Net realized gain (loss) on investments.....................................         (58,798)       173,072
Net change in unrealized appreciation of investments........................         (90,261)    (2,275,350)
                                                                                    --------     ----------
Increase (Decrease) in Net Assets from Operations...........................         433,747       (897,658)
                                                                                    --------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .................................................................        (571,706)    (1,174,204)
   Class C .................................................................          (3,165)          (515)
   Class D .................................................................         (13,365)       (29,901)
Net realized gain on investments:
   Class A .................................................................        (163,964)      (531,302)
   Class C .................................................................          (1,069)            --
   Class D .................................................................          (4,682)       (13,843)
                                                                                   ---------      ---------
Decrease in Net Assets from Distributions ..................................        (757,951)    (1,749,765)
                                                                                   ---------      ---------


                                                            Shares
                                                   ----------------------------
                                                   SIX MONTHS         YEAR
                                                      ENDED           ENDED
                                                     3/31/00         9/30/99
                                                    ---------        -------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from sales of shares:
   Class A ........................................    23,962         57,213         175,479        451,863
   Class C ........................................     4,069         19,122          29,702        145,878
   Class D ........................................     2,116         35,065          15,556        281,062
Shares issued in payment of dividends:
   Class A ........................................    34,365         76,467         250,296        604,487
   Class C ........................................        --             --              --             --
   Class D ........................................       542          1,956           3,944         15,477
Exchanged from associated Funds:
   Class A ........................................   599,806         17,197       4,327,324        138,701
   Class C ........................................        --             --              --             --
   Class D ........................................     5,175         33,251          37,954        267,612
Shares issued in payment of gain distributions:
   Class A ........................................    13,400         46,128          98,757        369,025
   Class C ........................................        60             --             439             --
   Class D.........................................       298          1,200            2,19          9,588
                                                     --------       --------     -----------    -----------
Total..............................................   683,793        287,599       4,941,643      2,283,693
                                                     --------       --------     -----------    -----------
Cost of shares repurchased:
   Class A ........................................  (176,378)      (384,498)     (1,282,674)    (3,048,387)
   Class C ........................................        (1)            --              (7)            --
   Class D.........................................   (43,471)       (23,050)       (318,581)      (182,932)
Exchanged into associated Funds:
   Class A ........................................  (610,877)       (49,311)     (4,408,681)      (390,745)
   Class C ........................................        --             --              --             --
   Class D ........................................    (3,238)        (7,742)        (23,639)       (61,602)
                                                     --------       --------     -----------    -----------
Total  ............................................  (833,965)      (464,601)     (6,033,582)    (3,683,666)
                                                     --------       --------     -----------    -----------
Decrease in Net Assets from Transactions
   in Shares of Beneficial Interest................  (150,172)      (177,002)     (1,091,939)    (1,399,973)
                                                     ========        =======     -----------    -----------
Decrease in
Net Assets..................................................................      (1,426,143)    (4,047,396)
Beginning of Period.........................................................      26,141,118     30,188,514
                                                                                 -----------    -----------
End of Period...............................................................     $24,724,975    $26,141,118
                                                                                 ===========    ===========

------------------
* The Fund began offering Class C shares on May 27, 1999.
 See notes to financial
statements.

                                   9

Operations:


NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares -- Seligman Pennsylvania Municipal Fund (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- All municipal securities and other short-term holding s maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures adopted by the Trustees. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended March 31, 2000, distribution and service fees were the only class-specific expenses.

e. Distributions to Shareholders-- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recog nition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differ ences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

NOTES TO FINANCIAL STATEMENTS

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended March 31, 2000, amounted to $2,911,370 and $4,717,202, respectively.

    At March 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of investments amounted to $381,248 and $415,477, respectively.

4. Management Fee, Distribution Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all trustees of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of the Fund's average daily net assets.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $631 for sales of Class A shares. Commissions of $4,542 and $298 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended March 31, 2000, fees incurred aggregated $30,974, or 0.25% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class C and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class C and Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the six months ended March 31, 2000, fees incurred under the Plan amounted to $806 and $3,430, for Class C and Class D shares, respectively, which is equivalent to 1% per annum of the average daily net assets of each class.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. There were no such charges for the six months ended March 31, 2000.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended March 31, 2000, Seligman Services, Inc. received commissions of $68 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $2,039 pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged at cost $21,188 for shareholder account services.

   Certain officers and trustees of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which trustees who receive fees may elect to defer receiving such fees. Trustees may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in trustees' fees and expenses, and the accumulated balance thereof at March 31, 2000, of $44,473 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. Committed Line of Credit -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50% on an overnight basis. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2000, but is renewable annually with the consent of the participating banks. For the six months ended March 31, 2000, the Fund did not borrow from the credit facility.

Financial Highlights

   The tables below are intended to help you understand each Class's financial performance for the past five-and-one-half years or from its inception if less than five-and-one-half years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an invest ment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                        CLASS A                                        CLASS C
                                                    ---------------------------------------------               --------------------
                                                    SIX                                                                 SIX
                                                  MONTHS                                                          MONTHS 5/27/99*
                                                   ENDED           YEAR ENDED SEPTEMBER 30,                         ENDED   TO
                                                           ---------------------------------------
                                                 3/31/00      1999     1998     1997    1996    1995            3/31/00   9/30/99
                                                 -------     -----    -----   -----    -----   -----            -------   -------
PER SHARE DATA:
Net Asset Value, Beginning of Period.............  $7.49     $8.24     $7.96     $7.82     $7.79     $7.55         $7.49    $7.88
                                                   -----     -----     -----     -----     -----     -----         -----    -----
Income from Investment Operations:
Net investment income............................   0.17      0.34      0.35      0.36      0.38      0.38          0.14     0.10
Net realized and unrealized investment gain (loss)
  on investments.................................  (0.03)    (0.60)     0.36      0.24      0.12      0.37         (0.04)   (0.39)
                                                   -----     -----     -----     -----     -----     -----         -----    -----
Total from Investment Operations.................   0.14     (0.26)     0.71      0.60      0.50      0.75          0.10    (0.29)
                                                   -----     -----     -----     -----     -----     -----         -----    -----
Less Distributions:
Dividends from net investment income.............  (0.17)    (0.34)    (0.35)    (0.36)    (0.38)    (0.38)        (0.14)   (0.10)
Distributions from net realized capital gain.....  (0.05)    (0.15)    (0.08)    (0.10)    (0.09)    (0.13)        (0.05)     --
                                                   -----     -----     -----     -----     -----     -----         -----    -----
Total Distributions..............................  (0.22)    (0.49)    (0.43)    (0.46)    (0.47)    (0.51)        (0.19)   (0.10)
                                                   -----    -----      -----     -----     -----     -----         -----    -----
Net Asset Value, End of Period...................  $7.41     $7.49     $8.24     $7.96     $7.82     $7.79         $7.40    $7.49
                                                   =====     =====     =====      =====    =====     =====         =====    =====
TOTAL RETURN:
                                                    1.92%    (3.38)%    9.20%     7.89%     6.57%    10.55%         1.40%   (3.84)%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted).........$23,992   $25,142   $29,582   $30,092   $31,139   $33,251          $172     $143
Ratio of expenses to average net assets..........   1.27%+    1.21%     1.19%     1.19%     1.11%     1.21%         2.02%+   1.93%+
Ratio of net income to average net assets........   4.62%+    4.25%     4.34%     4.60%     4.82%     5.05%         3.87%+   3.69%+
Portfolio turnover rate..........................  11.84%    7.80%     13.05%    32.99%     4.56%    11.78%        11.84%    7.80%++

------------------
See footnotes on page 14.

                                                                                      CLASS D
                                                             ------------------------------------------------------
                                                                SIX
                                                              MONTHS              YEAR ENDED SEPTEMBER 30,
                                                               ENDED     -------------------------------------------
                                                              3/31/00     1999     1998      1997     1996      1995
                                                              ------     -----     -----     -----    -----    -----
PER SHARE DATA:
Net Asset Value, Beginning of Period...................        $7.49     $8.23     $7.95     $7.81    $7.78    $7.54
                                                               -----     -----     -----     -----    -----    -----
Income from Investment Operations:
Net investment income..................................         0.14      0.28      0.29      0.30     0.32     0.31
Net realized and unrealized gain (loss)
  on investments.......................................        (0.04)    (0.59)     0.36      0.24     0.12     0.37
                                                               -----     -----     -----     -----    -----    -----
Total from Investment Operations.......................         0.10     (0.31)     0.65      0.54     0.44     0.68
                                                               -----     -----     -----     -----    -----    -----
Less Distributions:
Dividends from net investment income...................        (0.14)    (0.28)    (0.29)    (0.30)   (0.32)   (0.31)
Distributions from net gain realized...................        (0.05)    (0.15)    (0.08)    (0.10)   (0.09)   (0.13)
                                                               -----     -----     -----     -----    -----    -----
Total Distributions....................................        (0.19)    (0.43)    (0.37)    (0.40)   (0.41)   (0.44)
                                                               -----     -----     -----     -----    -----    -----
Net Asset Value, End of Period.........................        $7.40     $7.49     $8.23     $7.95    $7.81    $7.78
                                                               =====     =====     =====     =====    =====    =====
TOTAL RETURN:..........................................         1.40%    (3.99)%    8.36%     7.07%    5.76%    9.53%
RATIOS/SUPPLEMENTAL DATA:

Net Assets, end of period (000s omitted) ..............         $561      $856      $607      $816     $876     $426
Ratio of expenses to average net assets................         2.02%+    1.96%     1.97%     1.96%    1.88%    2.23%
Ratio of net income to average net assets..............         3.87%+    3.50%     3.56%     3.83%    4.05%    4.10%
Portfolio turnover rate................................        11.84%     7.80%    13.05%    32.99%    4.56%   11.78%

------------------
 * Commencement of offering of Class C shares.
 + Annualized.
++ For the year ended September 30, 1999.
See notes to financial statements.

REPORT OF INDEPENDENT AUDITORS

The Trustees and Shareholders,
Seligman Pennsylvania Municipal Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Pennsylvania Municipal Fund as of March 31, 2000, and the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and for the year ended September 30, 1999, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Pennsylvania Municipal Fund as of March 31, 2000, the results of its operation for the six months then ended, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

/s/Deloitte & Touche LLP
------------------------
DELOITTE & TOUCHE LLP
New York, New York
May 5, 2000

TRUSTEES

John R. Galvin 2, 4

Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center
Director, Conoco Inc.

John E. Merow  2, 4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York-Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation

William C. Morris 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch,
   Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development

Richard R. Schmaltz 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, PfizerInc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, CommScope, Inc.
Director, C-SPAN

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company
Member of the Board of Governors,
   Investment Company Institute

Trustee Emeritus
Fred E. Brown

Director and Consultant,
   J. & W. Seligman & Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Trustee Nominating Committee
           4 Board Operations Committee

EXECUTIVE OFFICERS


William C. Morris
Chairman

Brian T. Zino
President

Thomas G. Moles
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary


FOR MORE INFORMATION

Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450       Shareholder Services
(212) 682-7600       Outside the United States
(800) 622-4597       24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in the fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price -- The price at which a mutual fund's share can be purchased. The offering price is the current net asset value per share plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission, such as the fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of fund performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented. Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the maximum offering price of the stock.

------------------------
Adapted from the Investment Company Institute's 1999 Mutual Fund Fact Book.

                                   SELIGMAN
                                   --------
                               PENNSYLVANIA
                             MUNICIPAL FUND
                             MID-YEAR REPORT

                 PROVIDING INCOME EXEMPT FROM REGULAR INCOME TAX
                             SELIGMAN ADVISORS, INC.
                                an affiliate of
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Beneficial Interest of Seligman Pennsylvania Municipal Fund, which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.

                                                                     TEDPA3 3/00